                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                                CURRENT REPORT

                                  FORM 8-K/A

                                AMENDMENT NO. 2

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report:  June 14, 1994



                         AMERIQUEST TECHNOLOGIES, INC.
- ------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                                   Delaware
- ------------------------------------------------------------------------------
                (State of other jurisdiction of incorporation)


             1-10397                                     33-0244136
- ------------------------------------------------------------------------------
    (Commission File Number)                 (IRS Employer Identification No.)


      2722 Michelson Drive, Irvine, CA                                92715
- ------------------------------------------------------------------------------
  (Address of principal executive offices)                          (Zip Code)


                                (714) 222-6000
- ------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)


                            CMS ENHANCEMENTS, INC.
- ------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

     Effective June 6, 1994, AmeriQuest Technologies, Inc. ("AQS") issued 1.1 million shares of its Common Stock in exchange for 3.3 million shares (51 percent) of Kenfil Inc. ("Kenfil") Common Stock held by certain principal shareholders of Kenfil in a first-stage exchange pursuant to AmeriQuest's two phase acquisition of Van Nuys, California-based Kenfil.

     Subject to AmeriQuest and Kenfil stockholders' approvals, the remaining shares of Kenfil Common Stock will be exchanged in a merger transaction (the "Merger") at the same conversion ratio of 0.34 shares of AmeriQuest for each share of Kenfil common stock. The Merger is expected to be completed in August, 1994.

     Simultaneously with the Merger, holders of approximately $7.3 million of Kenfil subordinated debt are expected to exchange their debt for additional shares of AmeriQuest Common Stock. The transactions would result in AmeriQuest issuing a total of approximately 3.1 million shares to the Kenfil stockholders and debtholders.

     Kenfil is a distributor of microcomputer software. Its key vendors include Corel, Broderbund, Symantec, Quarterdeck Office Systems and IBM.


Item 7.  Financial Statements and Exhibits
         ---------------------------------

     (a) The financial statements of Kenfil required to be filed pursuant to
Item 7(a) of Form 8-K are incorporated herein by reference to the following periodic reports of Kenfil filed by it under the Securities Exchange Act of 1934, as amended, SEC File No. 0-19905:
         (i)  Annual Report on Form 10-K for the fiscal year ended June 30, 1993
         (ii) Quarterly Reports on Form 10-Q for the quarters ended September 30, 1993, December 31, 1993 and March 31, 1994.

     (b) The pro forma financial information required to be filed pursuant to
Item 7(b) of Form 8-K and Rule 601 of Regulation S-K are attached hereto and incorporated herein by this reference, including:
         Pro Forma Condensed Balance Sheet at March 31, 1994
         Pro Forma Condensed Statements of Operations for the fiscal year ended
           June 30, 1993
         Pro Forma Condensed Statements of Operations for the nine months ended
           March 31, 1994

Exhibit No.      Description of Exhibit
- -----------      ----------------------

    2 Agreement and Plan of Reorganization dated March 31, 1994, as amended, by and between AmeriQuest, Kenfil and certain principal shareholders of Kenfil.

    28 Kenfil's financial statements as contained in its Annual Report on Form 10-K for the fiscal year ended June 30, 1993 and its Quarterly Reports on Form 10-Q for the quarters ended September 30, 1993, December 31, 1993 and March 31, 1994.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AMERIQUEST TECHNOLOGIES, INC.



                                         /s/ Stephen G. Holmes
                                         ---------------------------------
                                         Stephen G. Holmes
                                         Secretary, Treasurer and
                                         Chief Financial Officer



Dated:  May 8, 1995

             AMERIQUEST AND KENFIL PRO FORMA FINANCIAL INFORMATION


                         AMERIQUEST TECHNOLOGIES, INC.
        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


The accompanying unaudited pro forma condensed consolidated financial statements reflect the purchase of a 51% interest in Kenfil, Inc. ("Kenfil") by AmeriQuest Technologies, Inc. ("AmeriQuest") facilitated by an exchange of 1,110,093 shares of AmeriQuest Common Stock for 51% of the outstanding shares of Kenfil common stock. The transaction will be accounted for using the purchase method of accounting. AmeriQuest is the acquiror for accounting purposes. The pro forma financial statements also give effect to the issuance of approximately 2 million shares of AmeriQuest common stock in exchange for the outstanding subordinated debt of Kenfil with a book value of $7.3 million and a fair value of $3.7 million.

The unaudited pro forma condensed consolidated balance sheet is based upon AmeriQuest and Kenfil historical balance sheets as of March 31, 1994 and is presented as if the transaction had been consummated on March 31, 1994.

The unaudited pro forma condensed consolidated statements of operations for the year ended June 30, 1993 and the nine months ended March 31, 1994 give effect to the 51% purchase of Kenfil by AmeriQuest as if the transaction had occurred at the beginning of AmeriQuest's fiscal year ended June 30, 1993. The statements of operations combine historical results of operations of AmeriQuest and Kenfil for the year ended June 30, 1993 and for the nine months ended March 31, 1994, respectively.

The pro forma adjustments are based on available information and upon certain assumptions which management believes are reasonable. However, the pro forma condensed consolidated financial statements do no purport to be indicative of the results which would have been achieved if the transaction had been completed on the respective dates above or the results which may be achieved in the future.

                AMERIQUEST TECHNOLOGIES, INC. AND SUBSIDIARIES
                       PRO FORMA CONDENSED BALANCE SHEET
                          March 31, 1994 (Unaudited)
                     (Dollars in thousands except shares)


(Dollars in thousands, except
per share data)

   ASSETS

                                                              AmeriQuest                        Pro Forma            Pro Forma
                                                          Technologies, Inc.    Kenfil Inc.    Adjustments           Combined
                                                          ------------------    -----------   -------------         ------------
CURRENT ASSETS
  Cash                                                            $      387     $      720  $                       $     1,107
  Accounts receivable, net                                            13,688         20,777                               34,465
  Inventories                                                         16,276         19,441                               35,717
  Income taxes receivable                                                  0          1,258              0                 1,258
  Prepaid expenses and other                                             816          1,967           (110)(D)             2,673
                                                                  ----------     ----------  -------------           -----------
     Total current assets                                             31,167         44,163           (110)               75,220
                                                                  ----------     ----------  -------------           -----------

PROPERTY AND EQUIPMENT, NET                                            5,250          1,268                                6,518

OTHER ASSETS                                                           3,719            356                                4,075
                                                                  ----------     ----------  -------------           -----------

                                                                  $   40,136     $   45,787  $        (110)          $    85,813
                                                                  ==========     ==========  =============           ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

                                                              AmeriQuest                         Pro Forma            Pro Forma
                                                           Technologies, Inc.    Kenfil Inc.    Adjustments           Combined
                                                           -----------------    -----------   -------------         ------------
CURRENT LIABILITIES
  Line of credit                                                  $        0     $   16,267  $                       $    16,267
  Notes payable                                                       16,263          6,056         (6,056)(B)            16,263
  Accounts payable                                                     8,727         18,929            957 (A)            28,613
  Accrued expenses and other                                           1,233          1,091                                2,324
                                                                  ----------     ----------  -------------           -----------
     Total current liabilities                                        26,223         42,343         (5,099)               63,467
                                                                  ----------     ----------  -------------           -----------

LONG-TERM DEBT                                                             0          1,437         (1,325)(B)               112

DEFERRED INCOME TAXES                                                    267              0                                  267

MINORITY INTEREST                                                          0              0          2,815 (E)             2,815

STOCKHOLDERS' EQUITY
  Common stock, $.01 par value;
    authorized 10,000,000 shares;
    issued and outstanding
    7,865,916 shares                                                      79              0             32 (A,B)             111
  Common stock, $.01 par value;
    authorized 25,000,000 shares;
    issued and outstanding
    6,401,918 shares                                                       0             64            (64)(G)                 0
                                                                                                     5,474 (A,B)
  Additional paid-in capital                                          24,851         21,301        (21,301)(G)            30,325
  Retained deficit                                                   (11,284)       (19,358)        19,358 (G)           (11,284)
                                                                  ----------     ----------  -------------           -----------
    Total stockholders' equity                                        13,646          2,007          3,499                19,152
                                                                  ----------     ----------  -------------           -----------
                                                                  $   40,136     $   45,787  $        (110)          $    85,813
                                                                  ==========     ==========  =============           ===========

                         AMERIQUEST TECHNOLOGIES, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                         For year ended June 30, 1993
                                  (Unaudited)


(Dollars in thousands, except
per share data)

                                                     AmeriQuest                         Pro Forma        Pro Forma
                                                  Technologies, Inc.     Kenfil Inc.   Adjustments        Combined
                                                  ------------------   -------------   -----------      ------------

NET SALES                                              $      73,082   $     184,054   $         0      $    257,136
COST OF SALES                                                 61,539         160,319             0           221,858
                                                       -------------   -------------   -----------      ------------
   Gross profit                                               11,543          23,735             0            35,278

OPERATING EXPENSES
   Selling, general and administrative                        10,274          18,936                          29,210
   Research and development                                      782               0             0               782
                                                       -------------   -------------   -----------      ------------
                                                              11,056          18,936             0            29,992
                                                       -------------   -------------   -----------      ------------
   Income from operations                                        487           4,799             0             5,286

OTHER INCOME (EXPENSE)
   Other income                                                   26               0             0                26
   Interest expense                                             (277)         (3,163)          930 (C)        (2,510)
                                                       -------------   -------------   -----------      ------------
                                                                (251)         (3,163)          930            (2,484)
                                                       -------------   -------------   -----------      ------------
   Income before taxes and
    minority interest                                            236           1,636           930             2,802

PROVISION FOR INCOME TAXES                                         0             550             0               550
                                                       -------------   -------------   -----------      ------------

   Income before minority interest                               236           1,086           930             2,252

MINORITY INTEREST IN EARNINGS
   OF SUBSIDIARY                                                   0               0          (532)(E)          (532)
                                                       -------------   -------------   -----------      ------------
   Net income                                          $         236   $       1,086   $       398      $      1,720
                                                       =============   =============   ===========      ============

Net income (loss) per common share and
   common share equivalent                                     $0.08                                           $0.28
                                                       =============                                    ============

Common and common equivalent share                         3,060,908                                       6,207,139
                                                       =============                                    ============


                         AMERIQUEST TECHNOLOGIES, INC.
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     For nine months ended March 31, 1994
                                  (Unaudited)


(Dollars in thousands, except
per share data)

                                                      AmeriQuest                       Pro Forma        Pro Forma
                                                  Technologies, Inc.    Kenfil Inc.   Adjustments        Combined
                                                  ------------------   -------------  -----------      ------------
NET SALES                                              $      62,976   $     124,171   $         0      $    187,147
COST OF SALES                                                 53,344         115,685             0           169,029
                                                       -------------   -------------   -----------      ------------
   Gross profit                                                9,632           8,486             0            18,118

OPERATING EXPENSES
   Selling, general and administrative                         8,981          14,311             0            23,292
   Earthquake loss                                                 0           2,821(F)          0             2,821
   Research and development                                    5,000             484             0             5,484
                                                       -------------   -------------   -----------      ------------
                                                              13,981          17,616             0            31,597
                                                       -------------   -------------   -----------      ------------
   Income (loss) from operations                              (4,349)         (9,130)            0           (13,479)

OTHER INCOME (EXPENSE)
   Other income                                                   45               0             0                45
   Interest expense                                             (382)         (2,097)          700 (C)        (1,779)
                                                       -------------   -------------   -----------      ------------
                                                                (337)         (2,097)          700            (1,734)
                                                       -------------   -------------   -----------      ------------
   Income before taxes and
    minority interest                                         (4,686)        (11,227)          700           (15,213)

INCOME TAX BENEFIT                                                0              88             0                88
                                                       -------------   -------------   -----------      ------------

   Income (loss) before minority interest                     (4,686)        (11,139)          700           (15,125)

MINORITY INTEREST IN LOSS
   OF SUBSIDIARY                                                   0               0         2,815 (E)         2,815
                                                       -------------   -------------   -----------      ------------
   Net income (loss)                                   $      (4,686)  $     (11,139)  $     3,515      $    (12,310)
                                                       =============   =============   ===========      ============

Net income (loss) per common share and
   common share equivalent                                    $(0.90)                                         $(1.47)
                                                       =============                                    ============

Common and common equivalent share                         5,226,471                                       8,372,702
                                                       =============                                    ============

            FOOTNOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF AMERIQUEST TECHNOLOGIES, INC. AND KENFIL, INC.


(A) To effect the purchase of a 51% interest in Kenfil, AmeriQuest issued 1,110,093 shares of Common Stock in exchange for 3,264,978 shares of Kenfil common stock. The common stock consideration reflects a per share valuation of $1.75, representing a discounted quoted market price, based upon discounts received on recently completed private equity cash transactions. At the time of the transaction, the Company incurred approximately
     $957,000 in direct acquisition costs for a total purchase price of $2,899,663. The Kenfil purchase price allocation is based upon management's preliminary estimate of the fair value of Kenfil net assets. Management is currently in process of completing its detailed analysis of the fair value of Kenfil net assets acquired and therefore the related purchase price allocation presented herein may materially change as a result of the completed analysis. For each $1 million of goodwill recorded due to future purchase price allocation adjustments, the pro forma net income for the year ended June 30, 1993 would decrease by $100,000.

(B) In conjunction with the purchase of the 51% interest in Kenfil, AmeriQuest will issue 2,036,138 additional shares of Common Stock in satisfaction of certain Kenfil subordinated debt with a book value of $7,381,000. The number of AmeriQuest Common Stock Shares issuable to Kenfil debtholders is based upon the Quoted Market Price of AmeriQuest Common Stock at the date of exchange. The AmeriQuest common stock issued to Kenfil debtholders is valued at $1.75 per share, representing a discounted quoted market price, based on the valuation method discussed in Note (A).

(C) Savings of interest expense on notes payable and long-term debt retired through the issuance of AmeriQuest Common Stock in (B) above, interest ranging from 9.5% to 13.91%.

(D) To record the expiration of $110,000 in commitment fees paid in connection with obtaining the subordinated debt. See (B) above.

(E) To record 49% minority interest in earnings of subsidiary. The minority interest included in the pro forma balance sheet is based upon Kenfil's historical net assets adjusted for the fair value of the subordinated debt retired as part of the acquisition.

(F) The earthquake loss included in Kenfil's historical financials included charges of $2,821,000 for losses sustained in the Southern California earthquake.




(G)  To eliminate the historical equity of Kenfil.